SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : October 15, 2001

                         Commission File No.: 333-42640



                         DISCOUNT MORTGAGE SOURCE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Texas                                              75-2882833
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                      750 I-30 East, Rockwall, Texas 75087
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  (972)771-3863
                            ------------------------
                            (Issuer telephone number)



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                   (Former name, if changed since last report)



          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 5.     Other Events.

         Stock Exchange Agreement.
         ------------------------

         On October 15, 2001, Discount Mortgage Source, Inc. signed a Stock Exchange Agreement with Endo Networks, Inc., a Canadian corporation, and the Shareholders of Endo Networks, Inc. whereby Discount Mortgage Source, Inc. (hereafter "Discount") will issue, subject to shareholder approval on November 2, 2001, 9,160,000 shares of the common stock of Discount in exchange for 100% of the issued and outstanding stock of Endo Networks, Inc. Discount will keep the Canadian corporation Endo Networks, Inc. as a wholly owned subsidiary. In addition, Endo Networks will acquire within six months 1,975,000 shares of the common stock of the founder who currently owns 2,000,000 shares of common stock.

         Discount currently has 1,679,300 shares outstanding and will issue the 9,160,000 shares to the shareholders of Endo Networks, Inc. and will then have a total of 10,839,300 shares outstanding. The name of the Registrant will also be changed from Discount Mortgage Source, Inc. to Endo Networks, Inc.

         As part of the Stock Exchange Agreement referred to in Item 1 above, the current officer and director of the Registrant will resign and the following persons will be appointed as officers of the Registrant:

         William S. Best            President, CEO and Director
         Peter B. Day               Vice President and Director
         Wayne Holm                 Director

         When the Stock Exchange Agreement referred to above is ratified, the following table represents shares that will be held by officers, directors or individuals that will hold interests of 5% or more of the outstanding stock of the Company after the Stock Exchange Agreement has been ratified by the shareholders:

Peter B. Day            Officer and Director      4,577,500 shares        38.4 %
Dean Hiebert            5% shareholder            2,432,500 shares        20.4 %
Grow 3, Inc.            5% shareholder              600,000 shares         5.0 %
William S. Best         Officer and Director        575,000 shares         4.8 %
Rea Brothers Ltd.       5% shareholder              600,000 shares         5.0 %
C. Michael Kamps        5% shareholder            2,000,000 shares        16.7 %


         As part of the Stock Exchange Agreement referred to above, all of the assets and liabilities of Endo Networks, Inc. will be consolidated with DISCOUNT.

         Endo Networks, Inc. (hereafter "Endo") is an interactive media, promotion, application, and advertising aggregator deploying through wireless capable public access portals to retail and restaurant locations across North America. Endo also develops application software and client controlled media including television and radio.

                                   Signatures

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                           DISCOUNT MORTGAGE SOURCE, INC.

         October 24, 2001
                                           /s/ Michael Kamps
                                           ------------------------------------
                                           Michael Kamps
                                           President and Director